UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2012

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13317 (Commission File Number)	13-3460176 (I.R.S. Employer Identification No.)
1351 S. Sunset Street, Longmont, CO (Address of principal executive offices)		80501 (Zip Code)
Registrant’s telephone number, including area code: (303) 845-3200
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02    Results of Operations and Financial Condition.

On December 6, 2012, Dot Hill’s (the “Company”) management team will be making a presentation at an investor conference consisting of the financial information attached hereto as Exhibit 99.1. The investor presentation contains financial results for 2011 and/or 2012 that exclude the effects of stock-based compensation expense, legal settlements and their associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier’s defective products, impacts associated with AssuredUVS software business, which the Company has substantially closed down, and the effects foreign currency gains or losses and are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the investor presentation and in certain previous filings with the SEC.

The information in this Item 2.02 and in Exhibit 99.1 shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and otherwise subject to the liabilities of that Section, and shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, that includes general incorporation language in such filing.

Item 8.01    Other Events.

The disclosure set forth in Item 2.02 above is incorporated into this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
No.            Description

99.1        Presentation Materials of Dot Hill Systems Corp. dated December 6, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
	By:	/s/ Dana W. Kammersgard Dana W. Kammersgard President and Chief Executive Officer
Date: December 6, 2012

Exhibit Index

Exhibit
No.            Description

99.1        Presentation Materials of Dot Hill Systems Corp. dated December 6, 2012.